Putnam
International
Growth and
Income Fund

ANNUAL REPORT
June 30, 1997

[LOGO: BOSTON * LONDON * TOKYO]




Fund highlights

* "Putnam International Growth and Income Fund was born with a silver portfolio in its mouth. This young fund enjoys advantages that most offerings have to develop over time."

                          --  Morningstar, June 6, 1997

* "Those investing abroad are benefiting from a new concept in many foreign countries: shareholder friendliness."

                          -- Investor's Business Daily, July 10, 1997

   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

14 Portfolio holdings

18 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Putnam International Growth and Income Fund successfully targeted stocks of attractively valued companies with the potential for positive change from more than two dozen countries outside the United States to deliver a solid double-digit total return during its first fiscal year, which ended on June 30, 1997. All of these holdings were carefully selected for their individual merits rather than for their country of origin.

Following the lead taken by U.S. corporations a number of years ago, companies headquartered elsewhere continue to restructure into leaner, more efficient -- and more profitable -- entities. This ongoing process provides a steady stream of attractive investment opportunities for your fund's management team to seek out.

In the following report, the managers comment on fiscal 1997 performance and prospects for the year ahead.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
August 20, 1997



Report from the Fund Managers
Justin M. Scott
George W. Stairs
Mark D. Pollard

Almost a year ago, Putnam International Growth and Income Fund entered the overseas investing arena with a mission of finding undervalued companies possessing the potential for positive change. We are pleased to report that our quest for cheapness and change has proved not only successful but unusually timely; many overseas companies are currently embracing the concept of creating value for their shareholders, rebuilding their businesses through aggressive corporate restructuring programs, and increasing their competitive positioning in order to attract global capital.

For the period from August 1, 1996, through June 30, 1997, your fund's class A shares provided a total return of 26.73% at net asset value and 19.45% at public offering price. These results are significantly higher than those delivered by the benchmark Morgan Stanley Capital International EAFE Index, which rose 16.23%. For performance of different share classes, please turn to page 9.

* VARIETY OF FACTORS COME TOGETHER TO HELP CONTINENTAL EUROPE

Despite a Socialist victory in the French elections and continued concern about the feasibility of European Monetary Union (EMU), Continental Europe proved a solid foundation for the fund's portfolio. In general, European equities benefited from low interest rates, varying degrees of economic recovery, and an increasing level of corporate restructuring. Additionally a strong dollar contributed to the profitability of European exporters.

We took advantage of this environment in Europe on a stock-by-stock basis. For example, stocks of French oil companies Elf Aquitaine and Total were hurt by the underperformance of the French stock market at different times during the year, and yet both companies were engaged in aggressive restructuring efforts that we believed would favorably impact their businesses. As always, we took advantage of market declines and added to the fund's positions in these companies -- both of which have since appreciated in value.

Other fund holdings on the Continent also demonstrated the rewards of corporate-wide change. Philips Electronics of the Netherlands brought on a new CEO who spearheaded an aggressive cost-cutting program. Union Bank of Switzerland (UBS) has moved away from pure domestic operations and expanded into more profitable international fee-based businesses such as investment banking. German steel producer Thyssen divested more than $5 billion of unprofitable assets and then announced the merger of its steel operations with another German steel company, Krupp-Hoesch. Electronics company Siemens of Germany also benefited from a well-received restructuring and divestiture program. While these holdings, along with others discussed in this report, were viewed favorably at the end of the fiscal period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

[GRAPHIC OMITTED: horizontal bar chart COUNTRY ALLOCATIONS]

COUNTRY ALLOCATIONS*

United Kingdom                            20.2%

Japan                                     13.9%

France                                    12.4%

Germany                                   11.2%

The Netherlands                            7.9%

Switzerland                                5.9%

Sweden                                     4.5%

Ireland                                    3.8%

Footnote reads:
*Based on net assets as of 6/30/97. Allocations will vary over time.

* UNITED KINGDOM STOCKS OFFER MIXED RESULTS

Investors' uncertainties about the policies of the new Labor majority in the United Kingdom and of new Prime Minister Tony Blair were quickly assuaged when the new government took some positive first steps in monetary policy. The U.K. market cooled somewhat, however, as interest rates rose slightly during the period.

Despite the mixed performance of the British market overall, we found several attractive stocks. Pharmaceutical company Glaxo Wellcome appeared quite undervalued by the market and yet had a sound pipeline of new products. Consumer products company Unilever sold its non-core chemicals business for $8 billion. Finally, oil company Shell Transport & Trading, which is co-owner of the Royal Dutch/Shell Group, shifted its focus toward increasing return on capital as many other major oil companies have done.

Unfortunately it often takes time before some companies that we believe hold the most value fulfill their potential. One British company that underperformed the market was BTR. The diversified industrial equipment manufacturer's restructuring program and management shakeup have yet to bear fruit. Rolls-Royce also remained an undervalued opportunity. Not only does the company have the products to meet demand in that resurgent aircraft engine industry, but it is also completing an aggressive cost-reduction program and recently divested its underperforming electrical power generation equipment operations.

* JAPAN SHOWS SIGNS OF RECOVERY

As investors digest the effects of Prime Minister Ryutaro Hashimoto's big bang economic reform policies, the once moribund Japanese economy has begun to show some signs of life. More importantly, after six years of recession, some Japanese companies are having to break long-standing business customs and make themselves attractive to global investors in order to raise their profitability. One company, Matsushita Electric Works, announced a share buy-back program of about 6% of equity outstanding. Such programs, new to Japan, are on the upswing. At the beginning of 1997, there were 20 Japanese companies with stock repurchase programs, but by the end of your fund's fiscal year, there were 60.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

BAT Industries (United Kingdom)
Tobacco products

General Electric Co. (United Kingdom)
Electronics and electrical equipment

Akzo-Nobel (The Netherlands)
Chemicals

Canon, Inc. (Japan)
Office equipment and services

Compagnie Generale des Eaux (France)
Environmental control

Bayer AG (Germany)
Chemicals

Shell Transport & Trading Co. (United Kingdom)
Oil and gas

Ente Nazionale Idrocarburi SPA (Italy)
Electric utility

Pharmacia & Upjohn (Sweden)
Pharmaceuticals

CRH PLC (Ireland)
Building and construction

Footnote reads:
These holdings represented 20.0% of the fund's assets as of 6/30/97. Portfolio holdings will vary over time.

For most of the period, the stock market was led by large, export-oriented companies able to profit from the weak yen. We also targeted Japanese companies with improving fundamentals and those that could benefit from the economic uptick. For example, Sony offered tremendous potential for positive change when it revamped its product line. The result so far has been consistent revenue growth. Another example is Promise, a consumer finance company that may benefit from the Japanese consumer's increased spending. (Unlike U.S. consumers, the Japanese rarely use credit cards to buy their products and instead borrow money from consumer finance companies rather than banks.) The fund also targeted some cyclical stocks -- such as Tokyo-based Kawasaki Steel -- that tend to perform well when the economy expands.

* STOCK-BY-STOCK APPROACH TO FINDING VALUE

International markets often get caught up in the macroeconomic and political issues of a particular country or region. Such events, however, do not play a large role in the investment decisions that drive your fund. Although it is possible that certain economic or social policies could affect an individual company, we believe they are unlikely to have a great impact on the value of the underlying business. We also believe that by using a more bottom-up, value-oriented, stock-by-stock approach to investing, we can best find undervalued stocks and better utilize
Putnam's extensive global research capabilities.

As for the near future, we believe companies in Europe and parts of Asia will continue to restructure and cut costs as a way to improve competitiveness. We will also begin to invest on a selective basis in the emerging markets, particularly in Latin America, as their product markets become more open and competitive and their stock markets become more accessible to international investors.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 6/30/97, there is no guarantee the fund will continue to hold these securities in the future. International investing involves certain risks not present with domestic investments, including currency fluctuations, political instability, and economic developments.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam International Growth and Income Fund is designed for investors seeking long-term growth of capital. Current income is a secondary objective.

TOTAL RETURN FOR PERIOD ENDED 6/30/97
(most recent calendar quarter)

                             Class A         Class B         Class M
(inception date)             (8/1/96)        (8/1/96)        (8/1/96)
                           NAV     POP     NAV    CDSC     NAV    POP
-----------------------------------------------------------------------------
Life of fund               26.73%  19.45%  25.80% 20.80%   26.17% 21.75%
-----------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIOD ENDED 6/30/97
                                                               Consumer
                                            MSCI EAFE        Price Index
-----------------------------------------------------------------------------
Life of fund                                16.23%               2.10%
-----------------------------------------------------------------------------

PRICE AND DISTRIBUTION INFORMATION
for the period 8/1/96 to 6/30/97
                            Class A         Class B         Class M
-----------------------------------------------------------------------------
Distributions (number)         3               2               3
-----------------------------------------------------------------------------
Income                      $0.045          $0.009          $0.020
-----------------------------------------------------------------------------
Capital gains                   --              --              --
-----------------------------------------------------------------------------
   Total                    $0.045          $0.009          $0.020
-----------------------------------------------------------------------------
Share value:               NAV     POP         NAV         NAV     POP
-----------------------------------------------------------------------------
8/1/96                    $8.53   $9.05       $ 8.53      $ 8.53   $8.84
(commencement of
operations)
-----------------------------------------------------------------------------
6/30/97                   $10.76  $11.42      $10.72      $10.74  $11.13
-----------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

Class A and class M share performance is shown at public offering price and reflects the current maximum sales charge of 5.75% for class A shares and 3.50% for class M shares. Class B share performance reflects the applicable contingent deferred sales charge (CDSC), the maximum being 5% in the first year, declining to 1% in the sixth year, and eliminated thereafter. All returns assume reinvestment of distributions at NAV and represent past performance; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance data do not take into account any adjustments for taxes payable on reinvested distributions.

[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 8/1/96

Fund's class A shares at POP      $11,945
MSCI EAFE Index                   $11,623
Consumer Price Index              $10,210

               Fund's
               class A        MSCI        Consumer
               shares         EAFE         Price
               at POP         Index        Index
               --------       -----       --------
8/1/96          9425          10000        10000
8/31/96         9403          10022        10019
9/30/96         9569          10288        10051
10/31/96        9646          10183        10083
11/30/96       10166          10588        10102
12/31/96       10238          10452        10102
1/31/97        10293          10086        10134
2/28/97        10625          10251        10166
3/31/97        10808          10288        10191
4/30/97        10842          10343        10204
5/31/97        11440          11016        10197
6/30/97        11945          11623        10210
6/30/97        11945          11623        10210

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $12,580 ($12,080 with a redemption at the end of the period) and a $10,000 investment in the fund's class M shares would have been valued at $12,617 at net asset value at 6/30/97 ($12,175 at public offering price). See first page of performance section for performance calculation method.

TERMS AND DEFINITIONS

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 5.75% sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Europe, Australia, and the Far East (EAFE) component of the Morgan Stanley Capital International World Index is an unmanaged list of international equity securities, excluding U.S., with all values expressed in U.S. dollars. Performance figures reflect changes in market prices and reinvestment of distributions net of withholding taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



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Report of independent accountants

To the Trustees and Shareholders of
Putnam International Growth and Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam International Growth and Income Fund (the "fund") at June 30, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the period from August 1, 1996 (commencement of operations) through June 30, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of investments owned at June 30, 1997 by correspondence with the custodian and the application of alternative auditing procedures where investments purchased were not yet received by the custodian, provides a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
August 13, 1997

Portfolio of investments owned
June 30, 1997


COMMON STOCKS (93.6%) *
NUMBER OF SHARES                                                                                       VALUE

Argentina (0.1%)
-------------------------------------------------------------------------------------------------------------------
          6,400  YPF S.A. ADR                                                                  $     196,800

Australia (1.1%)
-------------------------------------------------------------------------------------------------------------------
        618,000  Westpac Banking Corp.                                                             3,711,334

Belgium (0.8%)
-------------------------------------------------------------------------------------------------------------------
          6,881  Kredietbank, NPV                                                                  2,773,826

Brazil (0.4%)
-------------------------------------------------------------------------------------------------------------------

         38,400  Uniao de Bancos Brasileiros S.A. GDR +                                            1,425,600

Canada (2.6%)
-------------------------------------------------------------------------------------------------------------------
        125,020  Bank of Nova Scotia                                                               5,478,964
        277,500  National Bank of Canada                                                           3,477,544
                                                                                              --------------
                                                                                                   8,956,508

France (12.4%)
-------------------------------------------------------------------------------------------------------------------
         54,616  Compagnie Generale des Eaux                                                       6,999,549
         37,450  Credit Locale de France S.A.                                                      3,645,885
         54,389  Elf Aquitaine S.A.                                                                5,868,884
         53,206  Lafarge S.A.                                                                      3,309,811
         85,752  Michelin Corp. Class B                                                            5,150,520
         63,297  Scor                                                                              2,548,901
         47,140  SGS-Thomson Microelectronics ADR +                                                3,722,740
         32,804  Societe Generale                                                                  3,662,569
         35,927  Television Francaise 1                                                            3,210,225
         53,303  Total Corp. S.A. Class B                                                          5,388,815
                                                                                              --------------
                                                                                                  43,507,899

Germany (11.2%)
-------------------------------------------------------------------------------------------------------------------
          3,305  Altana AG                                                                         3,525,839
        181,798  Bayer AG ADR                                                                      6,988,300
          6,531  Bayerische Motoren Werke (BMW) AG                                                 5,405,353
        194,200  Deutsche Telekom AG                                                               4,678,176
         82,300  Deutsche Telekom AG ADR                                                           1,985,488
        142,029  Dresdner Bank AG                                                                  4,912,159
         71,400  Siemens AG                                                                        4,240,591
         14,027  Thyssen AG                                                                        3,322,713
         72,970  Veba AG                                                                           4,101,554
                                                                                              --------------
                                                                                                  39,160,173
Hong Kong (2.0%)
-------------------------------------------------------------------------------------------------------------------
        634,000  Dao Heng Bank Group Ltd.                                                     $    3,470,161
        669,000  Guoco Group Ltd.                                                                  3,523,553
         23,181  Hong Kong Land Holdings Ltd.                                                         61,661
                                                                                              --------------
                                                                                                   7,055,375

Ireland (3.8%)
-------------------------------------------------------------------------------------------------------------------
        842,220  Allied Irish Banks PLC                                                            6,462,071
        640,159  CRH PLC                                                                           6,700,667
                                                                                              --------------
                                                                                                  13,162,738

Italy (1.9%)
-------------------------------------------------------------------------------------------------------------------
      1,201,500  Ente Nazionale Idrocarburi SPA (ENI)                                              6,812,611

Japan (13.9%)
-------------------------------------------------------------------------------------------------------------------
        259,000  Canon, Inc.                                                                       7,057,464
         87,000  Fuji Photo Film Co.                                                               3,502,793
         62,000  Ito-Yokado Co., Ltd.                                                              3,600,872
        377,000  KAO Corp.                                                                         5,235,194
        551,000  Kawasaki Steel Corp.                                                              1,794,960
        302,000  Matsushita Electric Works                                                         3,428,819
        353,000  NEC Corp.                                                                         4,932,749
          9,000  Promise Co. Ltd.                                                                    515,633
        164,000  Sankyo Co., Ltd.                                                                  5,514,408
        172,800  Santen Pharmaceutical Co., Ltd.                                                   3,486,182
         58,700  Sony Corp.                                                                        5,121,508
         96,000  Taisho Pharmaceutical Co.                                                         2,590,741
         25,000  TDK Corp.                                                                         1,836,244
                                                                                              --------------
                                                                                                  48,617,567

Mexico (1.1%)
-------------------------------------------------------------------------------------------------------------------
        612,400  Cemex S.A. de C.V.                                                                2,626,668
        216,300  Fomento Economico Mexicano, S.A. de C.V. Class B                                  1,290,651
                                                                                              --------------
                                                                                                   3,917,319

Netherlands (7.8%)
-------------------------------------------------------------------------------------------------------------------
        176,183  ABN AMRO Holding N.V.                                                             3,287,600
         52,270  Akzo-Nobel N.V.                                                                   7,168,670
        112,471  Internationale Nederlanden Groep                                                  5,189,470
         90,080  K.L.M. Royal Dutch Airlines N.V.                                                  2,778,546
         79,907  Philips Electronics N.V.                                                          5,728,013
         84,572  Royal PTT ADR                                                                     3,320,100
                                                                                              --------------
                                                                                                  27,472,399

Norway (1.5%)
-------------------------------------------------------------------------------------------------------------------
      1,320,835  Den Norske Bank A.S.A.                                                            5,180,878

Portugal (1.1%)
-------------------------------------------------------------------------------------------------------------------
         23,600  Electricidade de Portugal S.A. +                                              $     433,360
         88,084  Portugal Telecom S.A.                                                             3,555,410
                                                                                              --------------
                                                                                                   3,988,770

Sweden (4.5%)
-------------------------------------------------------------------------------------------------------------------
         24,209  Electrolux AB                                                                     1,751,296
        201,238  Pharmacia & Upjohn Inc. ADS                                                       6,809,246
         10,110  Sandvik AB Class A                                                                  287,696
        147,784  Sandvik AB Class B                                                                4,205,430
        125,192  Svenska Cellulosa AB Class B                                                      2,669,875
                                                                                              --------------
                                                                                                  15,723,543

Switzerland (5.9%)
-------------------------------------------------------------------------------------------------------------------
            947  Julius Baer Holdings AG                                                           1,448,795
          1,491  Baloise Holding Ltd. +                                                            3,551,701
         57,263  Ciba Specialty Chemicals AG +                                                     5,291,604
          4,551  Nestle AG                                                                         5,999,881
          3,657  Union Bank of Switzerland                                                         4,180,430
                                                                                              --------------
                                                                                                  20,472,411

United Kingdom (20.2%)
-------------------------------------------------------------------------------------------------------------------
        998,322  B A T Industries PLC                                                              8,931,137
        371,597  British Petroleum Co. PLC                                                         4,616,998
      1,024,400  BTR Ltd. PLC                                                                      3,503,798
      1,241,470  General Electric Co. PLC                                                          7,418,027
        250,813  Glaxo Wellcome PLC                                                                5,176,419
        115,779  HSBC Holdings PLC                                                                 3,562,107
        262,313  Imperial Chemical Industries PLC                                                  3,647,741
        398,868  National Westminster Bank PLC                                                     5,360,798
        261,600  Norwich Union PLC 144A                                                            1,388,948
        256,244  Rio Tinto PLC                                                                     4,463,244
        878,432  Rolls-Royce PLC                                                                   3,355,433
        568,328  Scottish Power PLC                                                                3,698,567
      1,007,286  Shell Transportation & Trading Co.                                                6,865,377
        822,144  Tomkins PLC                                                                       3,557,772
        183,184  Unilever PLC                                                                      5,248,706
                                                                                              --------------
                                                                                                  70,795,072

United States (1.3%)
-------------------------------------------------------------------------------------------------------------------
        122,184  MCI Communications Corp.                                                          4,677,356
                                                                                              --------------
                 Total Common Stocks (cost $301,612,387)                                      $  327,608,179

PREFERRED STOCKS (0.5%) * (cost $2,075,947)
NUMBER OF SHARES                                                                                       VALUE
-------------------------------------------------------------------------------------------------------------------
         53,700  Uniao de Bancos Brasileiros S.A. BRC
                   .6034 pfd. (Brazil)                                                        $    1,870,819

WARRANTS (--) * (cost $21,838)                                                   EXPIRATION
NUMBER OF WARRANTS                                                               DATE                  VALUE
-------------------------------------------------------------------------------------------------------------------
         28,630  Compagnie Generale des Eaux +                                   5/2/97        $      17,152

SHORT-TERM INVESTMENTS (8.4%) * (cost $29,316,804)
PRINCIPAL AMOUNT                                                                                       VALUE
-------------------------------------------------------------------------------------------------------------------
    $29,312,000  Interest in $293,634,000 joint repurchase agreement dated June 30, 1997 with UBS Securities due
                   July 1, 1997 with respect to various U.S. Treasury
                   obligations -- maturity value of $29,316,804 for an
                   effective yield of 5.90%                                                   $   29,316,804
-------------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $333,026,976) ***                                    $  358,812,954
-------------------------------------------------------------------------------------------------------------------

  * Percentages indicated are based on net assets of $349,895,353.

*** The aggregate identified cost on a tax basis is $333,258,460, resulting in gross unrealized appreciation and depreciation of $29,428,534 and $3,874,040, respectively, or net unrealized appreciation of $25,554,494.

  + Non-income-producing security.

    ADR, ADS or GDR after the name of a foreign holding stands for American Depository Receipts, American Depository Shares, or Global
    Depository Receipts, respectively, representing ownership of foreign securities on deposit with a domestic custodian bank.

    144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.



-----------------------------------------------------------------------------------------------
Forward Currency Contracts to Buy at June 30, 1997
(aggregate face value $3,433,911)

                                               Aggregate Face    Delivery    Unrealized
                                Market Value        Value          Date     Depreciation
-----------------------------------------------------------------------------------------------
Swiss Francs                      3,284,459       3,433,911       8/6/97      (149,452)
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Forward Currency Contracts to Sell at June 30, 1997
(aggregate face value $46,586,434)

                                 Market        Aggregate Face    Delivery     Unrealized
                                 Value              Value          Date      Appreciation
-----------------------------------------------------------------------------------------------
Deutschemark                  $ 9,787,477        $ 9,939,819      7/30/97       152,342
French Francs                  32,549,385         33,338,443      8/13/97       789,058
Swiss Francs                    3,284,460          3,308,172       8/6/97        23,712
-----------------------------------------------------------------------------------------------
                                                                               965,112
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
June 30, 1997

Assets
---------------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $333,026,976) (Note 1)                                                $358,812,954
---------------------------------------------------------------------------------------------------------
Cash                                                                                      1,387,175
---------------------------------------------------------------------------------------------------------
Foreign currency, at value (identified cost $1,049,615)                                   1,049,615
---------------------------------------------------------------------------------------------------------
Dividends and interest receivable                                                           951,102
---------------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                    6,366,955
---------------------------------------------------------------------------------------------------------
Receivable for securities sold                                                            1,436,589
---------------------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                              965,112
---------------------------------------------------------------------------------------------------------
Unamortized organization expenses (Note 1)                                                   63,422
---------------------------------------------------------------------------------------------------------
Total assets                                                                            371,032,924

Liabilities
---------------------------------------------------------------------------------------------------------
Payable for securities purchased                                                         17,674,076
---------------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                1,652,443
---------------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                938,532
---------------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                  124,648
---------------------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                                2,949
---------------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  2,030
---------------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                      231,611
---------------------------------------------------------------------------------------------------------
Payable for organization expenses (Note 1)                                                   64,834
---------------------------------------------------------------------------------------------------------
Payable for open forward currency contracts                                                 149,452
---------------------------------------------------------------------------------------------------------
Payable for closed forward currency contracts                                               152,198
---------------------------------------------------------------------------------------------------------
Other accrued expenses                                                                      144,798
---------------------------------------------------------------------------------------------------------
Total liabilities                                                                        21,137,571
---------------------------------------------------------------------------------------------------------
Net assets                                                                             $349,895,353

Represented by
---------------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1, 4 and 5)                                                     $310,802,846
---------------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                              4,165,273
---------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments (Note 1)                                     8,321,322
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                                             26,605,912
---------------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                             $349,895,353

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($157,989,883 divided by 14,681,589 shares)                                                  $10.76
---------------------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $10.76)*                                      $11.42
---------------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($174,800,792 divided by 16,300,621 shares)**                                                $10.72
---------------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($17,104,678 divided by 1,592,773 shares)                                                    $10.74
---------------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $10.74)*                                      $11.13
---------------------------------------------------------------------------------------------------------

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.





Statement of operations
For the period August 1, 1996 (commencement of operations) to June 30, 1997

Investment income:
---------------------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $349,717)                                             $ 3,570,431
---------------------------------------------------------------------------------------------------------
Interest                                                                                   437,767
---------------------------------------------------------------------------------------------------------
Total investment income                                                                  4,008,198

Expenses:
Compensation of Manager (Note 2)                                                           945,314
---------------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                             512,178
---------------------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                           9,063
---------------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             5,425
---------------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                      138,470
---------------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                      565,938
---------------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                       44,012
---------------------------------------------------------------------------------------------------------
Amortization of organization expenses (Note 1)                                               1,412
---------------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     28,659
---------------------------------------------------------------------------------------------------------
Registration fees                                                                           94,275
---------------------------------------------------------------------------------------------------------
Auditing                                                                                    31,785
---------------------------------------------------------------------------------------------------------
Legal                                                                                        7,298
---------------------------------------------------------------------------------------------------------
Postage                                                                                     28,913
---------------------------------------------------------------------------------------------------------
Other                                                                                        2,093
---------------------------------------------------------------------------------------------------------
Total expenses                                                                           2,414,835
---------------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                (102,249)
---------------------------------------------------------------------------------------------------------
Net expenses                                                                             2,312,586
---------------------------------------------------------------------------------------------------------
Net investment income                                                                    1,695,612
---------------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                         8,321,323
---------------------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Notes 1 and 3)                       2,950,745
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the period                                                       819,934
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period                            25,785,978
---------------------------------------------------------------------------------------------------------
Net gain on investments                                                                 37,877,980
---------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                   $39,573,592
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                                For the period
                                                                                                August 1, 1996
                                                                                                  (commencement
                                                                                                 of operations)
                                                                                                    to June 30
                                                                                                          1997
----------------------------------------------------------------------------------------------------------------------
Increase in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                              $  1,695,612
----------------------------------------------------------------------------------------------------------------------
Net realized gain on investments and
foreign currency transactions                                                                        11,272,068
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                                                         26,605,912
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                                 39,573,592
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
From net investment income
   Class A                                                                                             (416,988)
----------------------------------------------------------------------------------------------------------------------
   Class B                                                                                              (54,244)
----------------------------------------------------------------------------------------------------------------------
   Class M                                                                                              (18,125)
----------------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                                   307,811,118
----------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                                        346,895,353

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of period (Note 5)                                                                          3,000,000
----------------------------------------------------------------------------------------------------------------------
End of period (including undistributed
net investment income of $4,165,273)                                                               $349,895,353
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A

                                                                                                For the period
                                                                                                August 1, 1996+
Per-share operating performance                                                                   to June 30
----------------------------------------------------------------------------------------------------------------------
                                                                                                     1997
----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                  $8.53
----------------------------------------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                  .15 (d)
----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                                                   2.13
----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                 2.28
----------------------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                                     (.05)
----------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                                          --
----------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                   (.05)
----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                       $10.76
----------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%) (a)                                                                           26.73 *
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                    $157,990
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) (b)                                                                            1.52 *
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                                             1.61 *
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                               70.25 *
----------------------------------------------------------------------------------------------------------------------
Average commission rate paid (c)                                                                   $.0302
----------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period includes amounts paid through expense offset arrangements. (Note 2)

(c) Average commission rate paid on security trades.

(d) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.





Financial highlights
(For a share outstanding throughout the period)

CLASS B

                                                                                               For the period
Per-share                                                                                      August 1, 1996+
operating performance                                                                             to June 30
----------------------------------------------------------------------------------------------------------------------
                                                                                                    1997
----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                $8.53
----------------------------------------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                .10 (d)
----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                                                 2.10
----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                               2.20
----------------------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                                   (.01)
----------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                                        --
----------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                 (.01)
----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                     $10.72
----------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%) (a)                                                                         25.80 *
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                  $174,801
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) (b)                                                                          2.21 *
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                                           1.03 *
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                             70.25 *
----------------------------------------------------------------------------------------------------------------------
Average commission rate paid (c)                                                                  $.0302
----------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period includes amounts paid through expense offset arrangements. (Note 2)

(c) Average commission rate paid on security trades.

(d) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.





Financial highlights
(For a share outstanding throughout the period)

CLASS M

                                                                                                For the period
Per-share                                                                                       August 1, 1996+
operating performance                                                                             to June 30
----------------------------------------------------------------------------------------------------------------------
                                                                                                     1997
----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                 $8.53
----------------------------------------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                 .12 (d)
----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                                                  2.11
----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                2.23
----------------------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                                    (.02)
----------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                                         --
----------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                  (.02)
----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                      $10.74
----------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%) (a)                                                                          26.17 *
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                    $17,105
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) (b)                                                                           1.98 *
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                                            1.19 *
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                              70.25 *
----------------------------------------------------------------------------------------------------------------------
Average commission rate paid (c)                                                                   $.0302
----------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period includes amounts paid through expense offset arrangements. (Note 2)

(c) Average commission rate paid on security trades.

(d) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.




Notes to financial statements
June 30, 1997

Note 1
Significant accounting policies

Putnam International Growth and Income Fund ("the fund") is one in a series of Putnam Funds Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund invests primarily in common stocks that offer potential for capital growth and may invest in stocks that offer potential for current income.

The fund offers class A, class B and class M shares. The fund commenced operations of class A, class B and class M shares on August 1, 1996. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at fair market value, which is determined using the last reported sale price, or, if no sales are reported -- as is the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other investments are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc.. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized gains and losses on foreign currency transactions arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of realized gains and losses on forward foreign currency contracts, and organization expenses. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended June 30, 1997, the fund reclassified $2,959,018 to increase undistributed net investment income and $8,272 to decrease paid-in-capital, with a decrease to accumulated net realized gain on investments of $2,950,746. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

I) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

J) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $64,834. These expenses are being amortized on projected net asset levels over a five-year period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2
Management fee, administrative services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund for the quarter. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54 % of the next $5 billion and 0.53% of any excess thereafter.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through July 1, 1997, to the extent that expenses of the fund (exclusive of brokerage, interest, taxes, deferred organizational and extraordinary expense, credits from Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. and payments under the Trust's distribution plan) would exceed an annual rate of 1.45% of the fund's average net assets.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Trustees of the fund receive an annual Trustees fee of $800 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the period ended June 30, 1997, fund expenses were reduced by $102,249 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00% and 0.75% of the average net assets attributable to class A, class B and class M shares, respectively.

For the period ended June 30, 1997, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $511,071 and $22,722 from the sale of class A and class M shares, respectively and received $89,610 in contingent deferred sales charges from redemptions of class B. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the period ended June 30, 1997, Putnam Mutual Funds Corp., acting as underwriter received no monies on class A redemptions.

Note 3
Purchases and sales of securities

During the period ended June 30, 1997, purchases and sales of investment securities other than short-term investments aggregated $391,653,891 and $96,265,042, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At June 30, 1997, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                             For the period
                                              August 1, 1996
                                            (commencement of
                                             operations) to
                                               June 30, 1997
----------------------------------------------------------------
Class A                              Shares           Amount
----------------------------------------------------------------
Shares sold                      20,872,053     $202,737,613
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        38,584          385,337
----------------------------------------------------------------
                                 20,910,637      203,122,950

Shares
repurchased                      (6,572,947)     (66,331,720)
----------------------------------------------------------------
Net increase                     14,337,690     $136,791,230
----------------------------------------------------------------

                                             For the period
                                              August 1, 1996
                                            (commencement of
                                             operations) to
                                               June 30, 1997
----------------------------------------------------------------
Class B                              Shares           Amount
----------------------------------------------------------------
Shares sold                      17,252,796     $165,297,667
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                         5,352           49,363
----------------------------------------------------------------
                                 17,258,148      165,347,030

Shares
repurchased                        (961,449)      (9,446,786)
----------------------------------------------------------------
Net increase                     16,296,699     $155,900,244
----------------------------------------------------------------

                                             For the period
                                              August 1, 1996
                                            (commencement of
                                             operations) to
                                               June 30, 1997
----------------------------------------------------------------
Class M                              Shares           Amount
----------------------------------------------------------------
Shares sold                       1,700,518      $16,188,983
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                         1,550           15,209
----------------------------------------------------------------
                                  1,702,068       16,204,192

Shares
repurchased                        (113,217)      (1,084,548)
----------------------------------------------------------------
Net increase                      1,588,851      $15,119,644
----------------------------------------------------------------

Note 5
Initial capitalization and offering of shares

The trust was established as a Massachusetts business trust on January
22, 1996. During the period January 22, 1996 to August 1, 1996 the fund had no operations other than those related to organizational matters, including the initial capital contributions of $33,334, $33,333, and $33,333 for class A, class B and class M, respectively, and the issuance of 3,922 shares for each class to Putnam Mutual Funds Corp. on July 2, 1996. On August 1, 1996, Putnam Mutual Funds Corp. made a subsequent capital contribution of $2,900,000 to class A and received 339,977 shares.



Federal tax information
(Unaudited)

For the period, dividends from foreign countries were $3,920,000 or $.120 per share (for all share classes). Taxes paid to foreign countries were $350,000 or $.011 per share (for all classes of shares).

The Form 1099 you receive in January 1998 will show the tax status of all distributions paid to your account in calendar 1997.



PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund *

Health Sciences Trust

International Growth Fund +

International New Opportunities Fund

Investors Fund

New Opportunities Fund

OTC & Emerging Growth Fund [DBL. DAGGERS]

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Diversified Income Trust II

Federal Income Trust

Global Governmental Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Intermediate U.S. Government

Income Fund

Preferred Income Fund

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

LIFESTAGE[SM] FUND

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

MOST CONSERVATIVE
INVESTMENTS**

Putnam money market funds: ++

California Tax Exempt Money Market Fund

Money Market Fund

New York Tax Exempt Money Market Fund

Tax Exempt Money Market Fund

CDs and savings accounts [2 DBL. DAGGERS]

               * Formerly Natural Resources Fund

               + Formerly Overseas Growth Fund

   [DBL. DAGGER] Formerly OTC Emerging Growth Fund

  [SECTION MARK] Not available in all states.

              ** Relative to above.

              ++ An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

[2 DBL. DAGGERS] Not offered by Putnam Investments. Certificates of deposit offer a fixed rate of return and may be insured up to certain limits by federal/state agencies. Savings accounts may also be insured up to certain limits. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Anthony W. Regan
Vice President

Justin M. Scott
Vice President and Fund Manager

George W. Stairs
Vice President and Fund Manager

Mark D. Pollard
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam International Growth and Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.

[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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Bulk Rate
U.S. Postage
PAID
Putnam
Investments
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35075-2CE/2CG/2CH         8/97